Exhibit 10.17(c)

Loan No. RX0024T11

PROMISSORY NOTE AND SUPPLEMENT

(Multiple Advance Term Loan)

THIS PROMISSORY NOTE AND SUPPLEMENT (this “Promissory Note and Supplement”) is entered into as of May 11, 2023 between TIDEWATER UTILITIES, INC., a Delaware corporation (the “Company”), and CoBANK, ACB, a federally chartered instrumentality of the United States (“CoBank”), and supplements that certain Master Loan Agreement dated as of May 23, 2003, as amended by the Amendment dated as of September 28, 2004, the Second Amendment to Master Loan Agreement dated as of August 22, 2005 and the Third Amendment to Master Loan Agreement dated as December 1, 2015 (as further amended or restated from time to time, the “MLA”). Capitalized terms used herein and not defined herein shall have the meanings given to those terms in the MLA.

SECTION 1. The Commitment. On the terms and conditions set forth in the MLA and this Promissory Note and Supplement, CoBank agrees to make loans (each, a “Loan”) to the Company from time to time during the period set forth below in an aggregate principal amount not to exceed $20,000,000 (the “Commitment”). Under the Commitment, amounts borrowed and later repaid may not be reborrowed.

SECTION 2. Purpose. The purpose of the Commitment is to: (A) refinance the outstanding principal balance of the loans made by CoBank to the Company from time to time under that certain Promissory Note and Supplement (Revolving Term Loan Supplement) dated as of March 19, 2009 and number RX0024T6, as amended by a First Amendment to Promissory Note and Supplement dated as of August 31, 2011, a Second Amendment to Promissory Note and Supplement dated as of October 15, 2014, a Third Amendment to Promissory Note and Supplement dated as of March 7, 2017, a Fourth Amendment to Promissory Note and Supplement dated as of August 19, 2020, an Omnibus Amendment to Promissory Notes and Supplements dated as of December 6, 2022 and a Sixth Amendment to Promissory Note and Supplement dated as of the date hereof (the “Revolving Term Loan”); (B) refinance debt of the Company to Middlesex Water Company (“Middlesex Water”) that was incurred to finance capital expenditures; and (C) finance additional capital expenditures.

SECTION 3. Term of Commitment. The term of the Commitment shall be from the date hereof up to and including December 20, 2023, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4. Availability. Notwithstanding Section 2 of the MLA: (A) Loans will be made available upon written request in form and content prescribed by CoBank (the “Request for Loan”); (B) Loans to be made for the purpose of refinancing the Revolving Term Loan will be made by CoBank retaining the proceeds of the Loans and applying them against the unpaid principal balance of the Revolving Term Loan; and (C) Loans to be made for the purpose of refinancing the Company’s existing indebtedness owed to Middlesex Water will be made by wire transfer of immediately available funds directly to Middlesex Water.

SECTION 5. Interest.

(A)       Rate Options. The Company agrees to pay interest on the unpaid balance of the Loans in accordance with one or more of the following interest rate options, as selected by the Company:

(1)       Weekly Variable Rate Option. At a rate per annum equal to the rate of interest established by CoBank for the Company in CoBank’s sole and absolute discretion on the first Business Day of each week (the “Variable Rate Option”). The rate of interest so established by CoBank shall be effective from and including the first Business Day of each week to and excluding the first Business Day of the next week. Each change in the rate shall be applicable to all balances subject to this option, without the necessity of notice provided to the Company, and information about the Company’s then current rate shall be made available upon telephonic request.

(2)       Quoted Rate Option. At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance (the “Quoted Fixed Rate Option”). Under this option, rates may be fixed on such balances and for such periods (each, a “Quoted Fixed Rate Period”) as may be agreeable to CoBank in its sole discretion in each instance, provided that: (a) rates may not be fixed for Quoted Fixed Rate Periods of less than one year; (b) rates may only be fixed on balances of not less than $100,000.00; and (c) the maximum number of balances that may be subject to this option at any one time shall be five (5).

(B)       Elections. Subject to the limitations set forth above, the Company: (1) shall select the applicable rate option(s) at the time it requests a Loan; (2) may, on any Business Day, elect to convert balances bearing interest at the Variable Rate Option to the Quoted Fixed Rate Option; and (3) may, on the last day of any Quoted Fixed Rate Period, elect to refix the rate under the Quoted Fixed Rate Option or convert the balance to the Variable Rate Option. In the absence of an election provided for herein, the Company shall be deemed to have elected the Variable Rate Option. All elections provided for herein may be made telephonically, in writing, or, if agreed to in a separate agreement, electronically, and must be received by 12:00 noon Company’s local time on the applicable day. Any election made telephonically, shall be promptly confirmed in writing if so requested by CoBank. Notwithstanding the foregoing, while a Default or Event of Default exists the Company may not fix rates under the Quoted Fixed Rate Option.

(C)       Calculation and Payment. Interest shall be calculated on the actual number of days the Loans are outstanding on the basis of a year consisting of 360 days. In calculating interest, the date each Loan is made shall be included and the date each Loan is repaid shall, if received before 3:00 P.M. Mountain time, be excluded. Interest shall be: (1) calculated monthly in arrears as of the last day of each calendar month and on the final maturity date of the Loans; and (2) due and payable on the 20th day of the following calendar month and on the final maturity date of the Loans.

SECTION 6. Commitment Fee. The Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 0.15% per annum (calculated on an actual/360 day basis). Fees shall be: (A) calculated monthly in arrears as of the last day of each calendar month and on the date the Commitment expires or is terminated; and (B)

shall be due and payable on the 20th day of the following calendar month and on the date the Commitment expires or is terminated. Such fee shall be payable for each calendar month (or portion thereof) occurring during the original or any extended term of the Commitment.

SECTION 7. Promissory Note. The Company promises to repay the Loans to CoBank or order on March 20, 2033. In addition to the above, the Company promises to pay to CoBank or order interest on the unpaid principal balance of the Loans at the times and in accordance with the provisions set forth above. If any date on which principal or interest is due is not a Business Day, then such payment shall be due and payable on the next Business Day and, in the case of principal, interest shall continue to accrue on the amount thereof.

SECTION 8. Prepayment. Subject to Section 10.01 of the MLA, the Company may, on three Business Days’ prior written notice, prepay all or any portion of the Loans. Unless otherwise agreed, all prepayments will be applied to such balances, fixed or variable, as CoBank shall specify.

SECTION 9. Security. The Company’s obligations hereunder and, to the extent related hereto, the MLA, shall be secured as provided in Section 2.04 of the MLA.

SECTION 10. Conditions Precedent. In addition to the conditions precedent set forth in the MLA, CoBank’s obligation to make:

(A)       Initial Loan. The initial Loan to the Company hereunder is subject to the conditions precedent that CoBank shall have received each of the following (which in the case of instruments or documents, must be originals, duly executed, and in form and content acceptable to CoBank): (A) an amendment to the Mortgage (the “Mortgage Amendment”); (B) such evidence as CoBank shall require that the Mortgage Amendment has been recorded in all places where the Mortgage has been recorded; and (C) a lien search conducted in the office of the Delaware Secretary of State showing that there are no Liens on any property of the Company other than Liens in favor of CoBank and Liens permitted under Section 6.01 of the MLA.

(B)       Each Loan. Each Loan to the Company (including the initial Loan) is subject to the condition precedent that CoBank receive a duly completed and executed Request for Loan.

SECTION 11. Representations and Warranties. In addition to the representations and warranties set forth in the MLA, the Company represents and warrants to CoBank that Appendix B to the Mortgage (as amended) sets forth all real property and interests in real property of the Company as of the date hereof, including without limitation, all real property on or under which the Company has a well, water treatment plant, or water storage facility.

SECTION 12. Counterparts and Electronic Delivery. This Promissory Note and Supplement may be executed in counterparts (and by different parties in different counterparts), each of which shall constitute an original, and all of which when taken together shall constitute a single agreement. In addition, this Promissory Note and Supplement may be delivered by electronic means.

Signature page on next page

Checklist Documents

IN WITNESS WHEREOF, the parties have caused this Promissory Note and Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK,ACB		TIDEWATER UTILITIES, INC.

By:	/s/ Jared A. Greene	By:	/s/ Robert J. Capko
Name:	Jared A. Greene	Name:	Robert J. Capko
Title:	Assistant Corporate Secretary	Title:	Treasurer

Signature page to Promissory Note and Supplement (Multiple Advance Term Loan) (RX0024Tl I)

Tax Parcel No.: See Attached List of Parcel Numbers

Prepared by/Return to:

Richards, Layton & Finger, P.A.

P.O. Box 551

Wilmington, DE 19899

AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT

BY

TIDEWATER UTILITIES, INC.

1100 South Little Creek Road

Dover, DE 19901

IN FAVOR OF

COBANK,ACB

6340 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

THE MORTGAGE GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY

THE MORTGAGE CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS AND SUCH AFTER ACQUIRED PROPERTY IS SECURED BY THE MORTGAGE

THIS AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT MAY BE FILED AS A FINANCING STATEMENT AND MAY BE RECORDED IN THE REAL PROPERTY RECORDS

THIS AMENDMENT INCREASES THE AMOUNT THAT MAY BE SECURED BY THE MORTGAGE AND ADDS NEW DEBT TO THE DEBT SECURED BY THE MORTGAGE

Sussex County

LIST OF TAX PARCEL NUMBERS

Sussex County

3-34.13.00-543.1

2-34.11.20-91.00

2-34-11.16-4.00

2-34.11.00-64.1

3-31-3.00-232.00

3-34-12.00-377.00

4-32-7.00-32.02

1-33-10.00-83.01

AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT

THIS AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 11, 2023, between TIDEWATER UTILITIES, INC., a Delaware corporation (the "Company"), and CoBANK, ACB, a federally chartered instrumentality of the United States ("CoBank").

RECITALS

WHEREAS, CoBank and the Company are parties to that certain Master Loan Agreement dated as of May 23, 2003 and various amendments thereto (as amended, the "MLA");

WHEREAS, in connection with the MLA, CoBank is the mortgagee under the Combination Water Utility Mortgage and Security Agreement between the Company and CoBank dated as of May 23, 2003 and recorded in the Office of the Recorder of Deeds in and for Sussex County, State of Delaware ("Recorder's Office") in Mortgage Book 5554, Page 159, as amended by an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of September 28, 2004 and recorded in the Recorder's Office in Mortgage Book 7095, Page 72, an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated April 22, 2005 and recorded in the Recorder's Office in Mortgage Book 7967, Page 314, an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of March 19, 2009 and recorded in the Recorder's Office in Mortgage Book 10940, Page 216, an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of October 15, 2014 and recorded in the Recorder's Office in Mortgage Book 14517, Page 186, and an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of March 29, 2021 and recorded in the Recorder's Office in Mortgage Book 19639, Page 216 (collectively, as amended, the "Mortgage");

WHEREAS, pursuant to the MLA, CoBank made various loans to the Company evidenced by the notes described on Appendix A to the Mortgage;

WHEREAS, pursuant to the MLA, CoBank has agreed to extend $20,000,000 in additional loans to the Company to be evidenced by that certain Promissory Note and Supplement (Multiple Advance Term Loan) dated as of May 11, 2023;

WHEREAS, in connection therewith, the parties desire to amend the existing Mortgage as set forth herein to give notice of the increase in the secured obligations of the Company; and

WHEREAS, the Mortgage, as amended hereby, remains in full force and effect and the lien and security interest and the priority of such lien and security interest granted thereunder continues (without interruption) thereunder. Except as amended hereby, the Mortgage shall otherwise remain unchanged. Capitalized terms used but not defined herein shall have the meanings assigned to such terms or defined by reference in the Mortgage.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Recitals. The recitals set forth above constitute an integral part of this Amendment, are true and correct, and such recitals and the Mortgage are incorporated herein by this reference with the same force and effect as if fully set forth herein.

SECTION 2. Amendment. Appendix A is hereby amended and restated as provided in Appendix A hereto.

SECTION 3. Ratification. The Company hereby confirms and ratifies the Mortgage, and confirms and agrees that the Mortgaged Property shall secure all of the Company's obligations under the Credit Agreements, including, without limitation, those shown on Appendix A hereto.

Signature pages follow

2

IN WITNESS WHEREOF, TIDEWATER UTILITIES, INC., as Mortgagor, has caused this Amendment to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written..

Signed, sealed and delivered in the presence of:		TIDEWATER UTILITIES, INC., Mortgagor

/s/ Jay L. Kooper		By:	/s/ Robert J. Capko	(SEAL)
Witness		Name:	Robert J. Capko
		Title	Treasurer

Attest:
By:	/s/ Jay L. Kooper
Name:	Jay L. Kooper
Title	General Counsel and Secretary

STATE OF New Jersey)

COUNTY OF Middlesex)

The foregoing instrument was acknowledged before me this 9th day of May, 2023, by Robert J. Capko, as Treasurer of Tidewater Utilities, Inc., a Delaware corporation, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year in first above written.

/s/ Tracy L. Tyrell	(SEAL)
Notary Public
Name: Tracy L. Tyrell
My commission expires: 3/16/2027

Signature page to Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement

Checklist Documents

Document# 2023000017001 BK: 21755 PG: 255

Recorder of Deeds, Alexandra Reed Baker On 5/17/2023 at 9:54:35 AM Sussex County, DE

Doc Surcharge Paid

IN WITNESS WHEREOF, CoBANK, ACB, as Mortgagee, has caused this Amendment to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

Signed, sealed and delivered in the presence of:	CoBANK, ACB., Mortgagee

/s/ Daphne Satriano	By:	/s/ Jared A. Greene	(SEAL)
Witness	Name:	Jared A. Greene
	Title	Assistant Corporate Secretary

STATE OF Colorado)

COUNTY OF Arapahoe)

The foregoing instrument was acknowledged before me this 10th day of May, 2023, by Jared A. Greene, as Assistant Corporate Secretary of CoBank, ACB, , a federally chartered instrumentality of the Untied States, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year in first above written.

/s/ Megan Moloznik	(SEAL)
Notary Public
Name: Megan Moloznik
My commission expires: 2/21/2026

Signature page to Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement

APPENDIX A- - CERTAIN OBLIGATIONS; ETC.

1.	The "Credit Agreement" referred to in Section 1.01 of the Mortgage includes but is not limited to the following:
(A)	Master Loan Agreement dated as of May 23, 2003 and numbered RX0024;
(B)	Promissory Note and Supplement dated as of May 23, 2003 and numbered RX0024Tl in the principal amount of $3,187,241.75;
(C)	Promissory Note and Supplement dated as of May 23, 2003 and numbered RX0024T2 in the principal amount of $10,500,000;
(D)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T3 in the principal amount of $7,000,000;
(E)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T4 in the principal amount of $7,000,000;
(F)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T5 in the principal amount of $7,000,000;
(G)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T6 in the principal amount of $10,000,000;
(H)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T7 in the principal amount of $7,000,000;
(I)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T8 in the principal amount of $15,000,000;
(J)	Promissory Note and Supplement dated as of October 15, 2014, and numbered RX0024T9 in the principal amount of $15,000,000;
(K)	Promissory Note and Supplement dated as of March 29, 2021, and numbered RX0024Tl O in the principal amount of $20,000,000;
(L)	Promissory Note and Supplement dated as of May 11, 2023, and numbered RX0024Tl 1 in the principal amount of $20,000,000; and
(M)	All amendments to and restatements of any of the foregoing.

2.	The "Maximum Debt Limit" is: $122,000,000.00 plus: (1) all accrued interest, prepayment premiums, fees and other charges owing to the Mortgagee; and (2) other sums as provided in Section 6.09 of the Mortgage.

Tax Parcel No.: See Attached List of Parcel Numbers

Prepared by/Return to:

Richards, Layton & Finger, P.A.

P.O. Box 551

Wilmington, DE 19899

AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT

BY

TIDEWATER UTILITIES, INC.

1100 South Little Creek Road Dover, DE 19901

IN FAVOR OF

COBANK,ACB

6340 South Fiddlers Green Circle Greenwood Village, Colorado 80111

THE MORTGAGE GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY

THE MORTGAGE CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS AND SUCH AFTER ACQUIRED PROPERTY IS SECURED BY THE MORTGAGE

THIS AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT MAY BE FILED AS A FINANCING STATEMENT AND MAY BE RECORDED IN THE REAL PROPERTY RECORDS

THIS AMENDMENT INCREASES THE AMOUNT THAT MAY BE SECURED BY THE MORTGAGE AND ADDS NEW DEBT TO THE DEBT SECURED BY THE MORTGAGE

Kent County

LIST OF TAX PARCEL NUMBERS

Kent County

NM 00-094.15-04-33.00-000

NM 00-095.09-01-04.01-000

ED 00-086.16-01-01.02-000

ED-00-056.20-02-53.00-000

SM-00-120.00-01-09.01-000

SM-00-118.00-01-24.01-000

WD-00-092.02-01-05.01-000

NM-00-095.09-01-34.01-000

ED-00-066.04-01-04.01-000

ED-05-057.00-01-12.00-000

LC-03-046.00-01-07.23-000

DC-00-028.01-02-39.00-000

DC-00-028.03-07-30.00-000

AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT

THIS AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 11, 2023, between TIDEWATER UTILITIES, INC., a Delaware corporation (the "Company"), and CoBANK, ACB, a federally chartered instrumentality of the United States ("CoBank").

RECITALS

WHEREAS, CoBank and the Company are parties to that certain Master Loan Agreement dated as of May 23, 2003 and various amendments thereto (as amended, the "MLA");

WHEREAS, in connection with the MLA, CoBank is the mortgagee under the Combination Water Utility Mortgage and Security Agreement from the Company to CoBank dated as of May 23, 2003 and recorded in the Office of the Recorder of Deeds in and for Kent County, State of Delaware ("Recorder's Office") in Mortgage Book 1787, Page 183, as amended by an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of September 28, 2004 and recorded in the Recorder's Office in Mortgage Book 654, Page 50, an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated April 22, 2005 and recorded in the Recorder's Office in Document No. 2005-24464 {RE, Volume 2289, Page 172), an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of March 19, 2009 and recorded in the Recorder's Office in Document No. 143809 (RE, Volume 4874, Page 42), an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of October 15, 2014 and recorded in the Recorder's Office in Document No. 263382 (RE, Volume 7379, Page 155), and an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of March 29, 2021 and recorded in the Recorder's Office in Document No. 413433 (RE, Volume 10938, Page 312) (collectively, as amended, the "Mortgage");

WHEREAS, pursuant to the MLA, CoBank made various loans to the Company evidenced by the notes described on Appendix A to the Mortgage;

WHEREAS, pursuant to the MLA, CoBank has agreed to extend $20,000,000 in additional loans to the Company to be evidenced by that certain Promissory Note and Supplement (Multiple Advance Term Loan) dated as of May 11, 2023;

WHEREAS, in connection therewith, the parties desire to amend the existing Mortgage as set forth herein to give notice of the increase in the secured obligations of the Company; and

WHEREAS, the Mortgage, as amended hereby, remains in full force and effect and the lien and security interest and the priority of such lien and security interest granted thereunder continues (without interruption) thereunder. Except as amended hereby, the Mortgage shall otherwise remain unchanged. Capitalized terms used but not defined herein shall have the meanings assigned to such terms or defined by reference in the Mortgage.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Recitals. The recitals set forth above constitute an integral part of this Amendment, are true and correct, and such recitals and the Mortgage are incorporated herein by this reference with the same force and effect as if fully set forth herein.

SECTION 2. Amendment. Appendix A is hereby amended and restated as provided in Appendix A hereto.

SECTION 3. Ratification. The Company hereby confirms and ratifies the Mortgage, and confirms and agrees that the Mortgaged Property shall secure all of the Company's obligations under the Credit Agreements, including, without limitation, those shown on Appendix A hereto.

Signature pages follow

2

Checklist Documents

IN WITNESS WHEREOF, TIDEWATER UTILITIES, INC., as Mortgagor, has caused this Amendment to be signed in its name and its corporate seal to be hereunto affixed by its officers thereunto duly authorized, all as of the day and year first above written.

Signed, sealed and delivered in the presence of:		TIDEWATER UTILITIES, INC., Mortgagor

/s/ Jay L. Kooper		By:	/s/ Robert J. Capko
Witness		Name:	Robert J. Capko
		Title	Treasurer

Attest:
By:	/s/ Jay L. Kooper
Name:	Jay L. Kooper
Title	General Counsel and Secretary

STATE OF New Jersey)

COUNTY OF Middlesex)

The foregoing instrument was acknowledged before me this 9th day of May, 2023, by Robert J. Capko, as Treasurer of Tidewater Utilities, Inc., a Delaware corporation, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year in first above written.

/s/ Tracy L. Tyrell	(SEAL)
Notary Public
Name: Tracy L. Tyrell
My commission expires: 3/16/2027

IN WITNESS WHEREOF, CoBANK, ACB, as Mortgagee, has caused this Amendment to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

Signed, sealed and delivered in the presence of:	CoBANK, ACB., Mortgagee

/s/ Daphne Satriano	By:	/s/ Jared A. Greene	(SEAL)
Witness	Name:	Jared A. Greene
	Title	Assistant Corporate Secretary

STATE OF Colorado)

COUNTY OF Arapahoe)

The foregoing instrument was acknowledged before me this 10th day of May, 2023, by Jared A. Greene, as Assistant Corporate Secretary of CoBank, ACB, , a federally chartered instrumentality of the Untied States, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year in first above written.

/s/ Megan Moloznik	(SEAL)
Notary Public
Name: Megan Moloznik
My commission expires: 2/21/2026

APPENDIX A - - CERTAIN OBLIGATIONS; ETC.

1.	The "Credit Agreement" referred to in Section 1.01 of the Mortgage includes but is not limited to the following:
(A)	Master Loan Agreement dated as of May 23, 2003 and numbered RX0024;
(B)	Promissory Note and Supplement dated as of May 23, 2003 and numbered RX0024Tl in the principal amount of$3,187,241.75;
(C)	Promissory Note and Supplement dated as of May 23, 2003 and numbered RX0024T2 in the principal amount of$10,500,000;
(D)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T3 in the principal amount of$7,000,000;
(E)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T4 in the principal amount of$7,000,000;
(F)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T5 in the principal amount of$7,000,000;
(G)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T6 in the principal amount of$10,000,000;
(H)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T7 in the principal amount of$7,000,000;
(I)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T8 in the principal amount of$15,000,000;
(J)	Promissory Note and Supplement dated as of October 15, 2014, and numbered RX0024T9 in the principal amount of$15,000,000;
(K)	Promissory Note and Supplement dated as of March 29, 2021, and numbered RX0024Tl O in the principal amount of $20,000,000;
(L)	Promissory Note and Supplement dated as of May 11, 2023, and numbered RX0024T 11 in the principal amount of $20,000,000; and
(M)	All amendments to and restatements of any of the foregoing.

2.	The "Maximum Debt Limit" is: $122,000,000.00 plus: (1) all accrued interest, prepayment premiums, fees and other charges owing to the Mortgagee; and (2) other sums as provided in Section 6.09 of the Mortgage.

Tax Parcel No.: See Attached List of Parcel Numbers

Prepared by/Return to:

Richards, Layton & Finger, P.A.

P.O. Box 551

Wilmington, DE 19899

AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT

BY

TIDEWATER UTILITIES, INC.

1100 South Little Creek Road

Dover, DE 19901

IN FAVOR OF

COBANK,ACB

6340 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

THE MORTGAGE GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY

THE MORTGAGE CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS AND SUCH AFTER ACQUIRED PROPERTY IS SECURED BY THE MORTGAGE

THIS AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT MAY BE FILED AS A FINANCING STATEMENT AND MAY BE RECORDED IN THE REAL PROPERTY RECORDS

THIS AMENDMENT INCREASES THE AMOUNT THAT MAY BE SECURED BY THE MORTGAGE AND ADDS NEW DEBT TO THE DEBT SECURED BY THE MORTGAGE

New Castle County

LIST OF TAX PARCEL NUMBERS

New Castle County

13-019.10-106

13-019.10-051

13-007.40-098

13-011.00-122

13-013.20-180

11-057.00-014

13-018.00-239

13-012.00-106

AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT

THIS AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 11, 2023, between TIDEWATER UTILITIES, INC., a Delaware corporation (the "Company"), and CoBANK, ACB, a federally chartered instrumentality of the United States ("CoBank").

RECITALS

WHEREAS, CoBank and the Company are parties to that certain Master Loan Agreement dated as of May 23, 2003 and various amendments thereto (as amended, the "MLA");

WHEREAS, in connection with the MLA, CoBank is the mortgagee under the Combination Water Utility Mortgage and Security Agreement from the Company to CoBank dated as of May 23, 2003 and recorded in the Office of the Recorder of Deeds in and for New Castle County, State of Delaware ("Recorder's Office") in Instrument No: 20030523-0063462, as amended by an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of September 28, 2004 and recorded in the Recorder's Office in Instrument No: 20041005-0108857, an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated April 22, 2005 and recorded in the Recorder's Office in Instrument No: 20050819-0083497, an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of March 19, 2009 and recorded in the Recorder's Office in Instrument No: 20090323-0016391, an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of October 15, 2014 and recorded in the Recorder's Office in Instrument No: 20141008-0045081, and an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of March 29, 2021 and recorded in the Recorder's Office in Instrument No: 20210405-0039622 (collectively, as amended, the "Mortgage");

WHEREAS, pursuant to the MLA, CoBank made various loans to the Company evidenced by the notes described on Appendix A to the Mortgage;

WHEREAS, pursuant to the MLA, CoBank has agreed to extend $20,000,000 in additional loans to the Company to be evidenced by that certain Promissory Note and Supplement (Multiple Advance Term Loan) dated as of May 11, 2023;

WHEREAS, in connection therewith, the parties desire to amend the existing Mortgage as set forth herein to give notice of the increase in the secured obligations of the Company; and

WHEREAS, the Mortgage, as amended hereby, remains in full force and effect and the lien and security interest and the priority of such lien and security interest granted thereunder continues (without interruption) thereunder. Except as amended hereby, the Mortgage shall otherwise remain unchanged. Capitalized terms used but not defined herein shall have the meanings assigned to such terms or defined by reference in the Mortgage.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Recitals. The recitals set forth above constitute an integral part of this Amendment, are true and correct, and such recitals and the Mortgage are incorporated herein by this reference with the same force and effect as if fully set forth herein.

SECTION 2. Amendment. Appendix A is hereby amended and restated as provided in Appendix A hereto.

SECTION 3. Ratification. The Company hereby confirms and ratifies the Mortgage, and confirms and agrees that the Mortgaged Property shall secure all of the Company's obligations under the Credit Agreements, including, without limitation, those shown on Appendix A hereto.

Signature pages follow

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202305160031187 Page 5 of 7

IN WITNESS WHEREOF, TIDEWATER UTILITIES, INC., as Mortgagor, has caused this Amendment to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

Signed, sealed and delivered in the presence of:		TIDEWATER UTILITIES, INC., Mortgagor

/s/ Jay L. Kooper		By:	/s/ Robert J. Capko	(SEAL)
Witness		Name:	Robert J. Capko
		Title	Treasurer

Attest:
By:	/s/ Jay L. Kooper
Name:	Jay L. Kooper
Title	General Counsel and Secretary

STATE OF New Jersey)

COUNTY OF Middlesex)

The foregoing instrument was acknowledged before me this 9th day of May, 2023, by Robert J. Capko, as Treasurer of Tidewater Utilities, Inc., a Delaware corporation, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year in first above written.

/s/ Tracy L. Tyrell	(SEAL)
Notary Public
Name: Tracy L. Tyrell
My commission expires: 3/16/2027

Signature page to Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement

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202305160031187 Page 6 of 7

IN WITNESS WHEREOF, CoBANK, ACB, as Mortgagee, has caused this Amendment to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

Signed, sealed and delivered in the presence of:	CoBANK, ACB., Mortgagee

/s/ Daphne Satriano	By:	/s/ Jared A. Greene	(SEAL)
Witness	Name:	Jared A. Greene
	Title	Assistant Corporate Secretary

STATE OF Colorado)

COUNTY OF Arapahoe)

The foregoing instrument was acknowledged before me this 10th day of May, 2023, by Jared A. Greene, as Assistant Corporate Secretary of CoBank, ACB., a federally chartered instrumentality of the Untied States, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year in first above written.

/s/ Megan Moloznik	(SEAL)
Notary Public
Name: Megan Moloznik
My commission expires: 2/21/2026

Signature page to Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement

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202305160031187 Page 7 of 7

APPENDIX A- - CERTAIN OBLIGATIONS; ETC.

1.	The "Credit Agreement" referred to in Section 1.01 of the Mortgage includes but is not limited to the following:
(A)	Master Loan Agreement dated as of May 23, 2003 and numbered RX0024;
(B)	Promissory Note and Supplement dated as of May 23, 2003 and numbered RX0024Tl in the principal amount of $3,187,241.75;
(C)	Promissory Note and Supplement dated as of May 23, 2003 and numbered RX0024T2 in the principal amount of $10,500,000;
(D)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T3 in the principal amount of $7,000,000;
(E)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T4 in the principal amount of $7,000,000;
(F)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T5 in the principal amount of $7,000,000;
(G)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T6 in the principal amount of $10,000,000;
(H)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T7 in the principal amount of $7,000,000;
(I)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T8 in the principal amount of $15,000,000;
(J)	Promissory Note and Supplement dated as of October 15, 2014, and numbered RX0024T9 in the principal amount of $15,000,000;
(K)	Promissory Note and Supplement dated as of March 29, 2021, and numbered RX0024Tl O in the principal amount of $20,000,000;
(L)	Promissory Note and Supplement dated as of May 11, 2023, and numbered RX0024Tl 1 in the principal amount of $20,000,000; and
(M)	All amendments to and restatements of any of the foregoing.

2.	The "Maximum Debt Limit" is: $122,000,000.00 plus: (1) all accrued interest, prepayment premiums, fees and other charges owing to the Mortgagee; and (2) other sums as provided in Section 6.09 of the Mortgage.